THIS NOTE AND THE UNDERLYING COMMON STOCK INTO WHICH THIS NOTE IS CONVERTIBLE ("THE CONVERSION SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THIS NOTE AND THE UNDERLYING COMMON STOCK MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR
(2) AN OPINION OF COUNSEL (SATISFACTORY TO AVSTAR AVIATION GROUP, INC.) THAT REGISTRATION IS NOT REQUIRED.


                  8.5% CONVERTIBLE NOTE DUE JANAUARY 31, 2012

$60,000.00                                              Date: January 31,  2011

     FOR VALUE RCEIVED, AvStar Aviation Group, Inc., a corporation duly organized and existing under the laws of the State of Texas, having an address of 3600 South Gessner, Suite 220, Houston, Texas 77063(the "Corporation"),
                                                                  ------------
hereby promises to pay to the order of Henry L. Schulle, having an address of 3600 South Gessner Road, Suite 200, Houston, Texas 77063 ("Holder"), the
                                                                   -------
principal  sum of Sixty Thousand and no/100 Dollars ($60,000.00) (the "Principal
                                                                       ---------
Amount")  on January 30, 2012 (the "Maturity Date"), and to pay interest thereon
-------                             --------------
from the date of issuance of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on the last day of each month (each an "Interest Payment Date"), commencing on
                                          ---------------------
February 28, 2011, at the rate of 8 % per annum, until the principal hereof is paid or made available for payment. All accrued and unpaid interest outstanding shall be payable by the Corporation on the Maturity Date. Interest will be computed on the outstanding daily principal balance for the actual number of days that such amount is outstanding hereunder based on a 365-day year.

     1. Conversion Rights. At any time prior to the Maturity Date and prior to payment or redemption of this Note, and, in the event that the Corporation elects to redeem or pay this Note prior to maturity, within ten days after Holder's receipt of any redemption or prepayment notice, Holder may at his sole discretion, upon 65 days' notice, convert the entire principal amount of this Note, or any portion thereof, together with accrued and unpaid interest, if any, into shares of common stock, $0.001 par value, of the Corporation ("Common Stock") at the conversion price of $0.05 per share of Common Stock, subject to adjustments as described below (the "Conversion Price"). The right to convert this Note by Holder after it is called for redemption will terminate at the close of the tenth day following receipt by Holder of a redemption notice; provided that such period for Conversion may be extended by the Corporation at its sole and absolute discretion.

     On the Conversion Date (as defined herein) upon conversion of this Note (or any portion thereof) at the election of Holder pursuant to this Section 1, all accrued and unpaid interest relating to the portion of the Note so converted shall be converted into Common Stock simultaneously with such conversion. No fractional shares will be issued upon conversion, but a cash payment will be made for any fractional interest based upon the conversion price per share of the Common Stock.

2.     Calculation  of  Conversion  Price.  The  conversion  price  shall be the
       ----------------------------------
lesser  of  (i)  the
Variable Conversion Price as defined herein or (ii) the Fixed Conversion Price as defined herein (subject to any stock splits, stock dividends or rights offerings by the Company).

     The "Variable Conversion Price" shall mean the Closing Trading Price on the date the conversion Notice is sent by the Note Holder to the Company via express courier or facsimile transmission of "Notice of Conversion". The "Trading Price" shall be defined as the closing price for the Company's stock as reported on the OTCQB, or any reliable reporting service acceptable to the Note Holder and the Company, on the date of Notice of Conversion. Notwithstanding anything to the contrary, the Note Holder agrees to a minimum Variable Price of $0.005 per share.

     The  "Fixed  Conversion  Price"  shall mean $0.04 per share of Common Stock

     At any time prior to the Maturity Date and prior to payment or redemption of this Note, and, in the event that the Corporation elects to redeem or pay this Note prior to maturity, within ten days after Holder's receipt of any redemption or prepayment notice, Holder may at his sole discretion convert the entire principal amount of this Note, or any portion thereof, together with accrued and unpaid interest, if any, into shares of common stock, $0.001 par value, of the Corporation ("Common Stock") at the lesser of (i) the Variable
                               -------------
Conversion  Price  (as  defined  above)  or  (ii)  the  Fixed  Conversion Price.

3.     Exercise  of Conversion.  The Holder may exercise his right of conversion
       -----------------------
at  any  time  authorized under Section 1 above through the following procedure:
                                ---------

     (a) Delivery of Conversion Notice. Delivery of written notice in the form annexed hereto as Exhibit A (the "Conversion Notice"), to the Corporation pursuant to any method authorized under Section 12 hereof prior to the Maturity Date. The 65th day after the date on which the Conversion Notice is received by the Corporation is herein called the "Conversion Date"; and

     (b) Surrender of Original Note. Surrender of this original Note to the Corporation no later the Conversison Date in exchange for a share certificate for the appropriate number of Conversion Shares, and, if less than the full amount of debt represented by the Note is converted, a replacement Note representing the balance of the debt which remains outstanding. Surrender of the Note by the Holder to the Corporation shall be a good and sufficient discharge to the Corporation, subject to the delivery of a share certificate for the appropriate number of Conversion Shares and a replacement Note for the remaining balance of the debt evidenced by this Note if less than all amounts then outstanding hereunder are converted.

     (c) Order of Conversion. In each case in which the Holder elects to convert a specified portion of this Note into Conversion Shares, amounts due and payable under this Note shall be converted in the following order of priority: all accrued and unpaid interest then due and payable under this Note shall be first converted, then each scheduled payment shall be converted in the order of its maturity, with the principal amount of next such payment due first converted, such that if the Holder converts portions of this Note into Common Stock, such conversion reduces future payments next due hereunder in the order of their maturity to the extent of the indebtedness so converted.

     3.     Converted Shares.  The shares of Common Stock issued upon conversion
            ----------------
will be recorded on the books of the Corporation as of the Conversion Date in the name of the Holder or its nominee, and will rank pari passu with the issued and fully paid shares of Common Stock of the Corporation outstanding on the Conversion Date, and the Holder will accordingly be entitled to any dividends or other distributions declared, made, or paid on the Common Stock on or after such Conversion Date. The Conversion Shares may not be transferred or sold except pursuant to a transaction registered under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption therefrom. The share
              ---------------
certificate representing the Conversion Shares shall bear a restrictive legend concerning such restrictions on transfer.

     4.     Adjustment  Upon  Conversion.    The  Conversion  Price of this Note
            ----------------------------
shall be adjusted proportionately to compensate for the amount Holder would have received had Holder converted this Note to Common Stock immediately prior to the occurrence of the following events:

     (a) Stock Dividend. The issuance of shares of Common Stock as a dividend or a distribution on the Common Stock;

     (b) Stock Split. The subdivision or combination of the outstanding Common Stock; and

     (c) Distributions of Property. The distribution to holders of Common Stock of shares of capital stock of the Corporation (other than Common Stock), cash, securities (including securities of the Corporation or any other entity, but not including the Common Stock in clause (b) above), evidences of indebtedness, or other non-cash assets which, together with all such distributions to holders of Common Stock within the preceding 12 months that did not trigger a Conversion Price adjustment, to the extent such distributions exceed, in the aggregate, an amount equal to 10% of the book value of the total assets of the Corporation as of the end of the day preceding the record date for determining shareholders entitled to receive such distribution. In the event of a distribution to holders of Common Stock of cash, securities, evidences of indebtedness, or other non-cash assets, the Corporation may, instead of making any adjustment in the Conversion Price, make proper provisions so that each holder who converts a Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of such Note shall be entitled to receive upon such conversion, in addition to the Conversion Shares, an appropriate amount of such cash, securities, evidences of indebtedness, or other non-cash assets. No adjustment to the Conversion Price will be required to be made unless the cumulative effect of such adjustment would result in an increase or decrease of at least 1.0% in the amount of the Conversion Price as last adjusted.

     As a condition precedent to the taking of any action which would require an adjustment in respect of the Holder's rights under this Note, including the Conversion Price and the number and classes of shares which are to be received upon the conversion hereof, the Corporation shall take such corporate action which may, in the opinion of its counsel, be necessary to enable the Corporation to validly and legally issue a sufficient number of shares of Common Stock, as fully paid and non-assessable shares, such that the Holder may receive all of the Common Stock to which the Holder is entitled in accordance with the provisions hereof.

     Immediately after the occurrence of any event which requires an adjustment in any of the Holder's rights under this Note, including the Conversion Price and the number and classes of shares which are to be received upon the conversion hereof, the Corporation shall forthwith give written notice to the Holder of the particulars of such event and the required adjustment.

     If at any time the Corporation proposes to proceed with any of the events set forth in subsections (a), (b), and (c) of this Section, or a distribution to holders of Common Stock of rights to subscribe for additional shares of the Corporation capital stock (other than those referred to in (c) above, (each referred to as a "Corporate Alteration"), and if the holders of shares of Common
                  ---------------------
Stock are entitled under the Corporation's certificate of incorporation, bylaws or applicable law to vote in respect of such proposed Corporate Alteration, then the Corporation shall give to the Holder at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such Corporate Alteration or for determining rights to vote with respect to such Corporate Alteration and at least 10 days' prior written notice of the date when the same shall take place.

     In the event of any question arising with respect to the calculation of any adjustments herein provided for, such question shall be conclusively determined by the Corporation's board of directors, acting in good faith and with the advice of such professionals as it may deem advisable, and such determination shall be binding upon the Holder.

     5.     Right  of  Repayment.
            --------------------

     (a) Ranking, Security. This Note is un-secured as to payment of principal and interest.

     (b)     No  Sinking  Fund.  No  sinking  fund  is  provided  for this Note.

     (c) No Limitation on Senior Indebtedness. This Note does not limit the Corporation's ability to incur indebtedness senior to the Notes or any other indebtedness.

     (d) No Shareholder Voting Rights. This Note does not entitle Holder to any voting or other rights as a shareholder of the Corporation, or other rights whatsoever except those herein expressed. No dividends are payable or will accrue on this Note or the shares purchasable hereunder until, and except to the extent that, the Note is converted into Common Stock.

     6.     Corporation  Redemption  Rights.  This  Note  may be redeemed at any
            -------------------------------
time, in whole or in part, at the option of the Corporation, upon not less than 10 nor more than 60 days prior written notice, delivered by the Corporation to the Holder as provided in Section 12 herein (the "Redemption Notice"), at the
                                                     ------------------
cash redemption price of 115% of the outstanding principal amount of this Note called to be redeemed, together with all outstanding accrued and unpaid interest thereon (the "Redemption Price."
                -----------------

     7.     Redemption  Process.  The  Corporation  may  exercise  its  right of
            -------------------
redemption by giving the Redemption Notice to the Holder, setting forth the intention of the Corporation to redeem all or any part of the outstanding Note on a date ("Redemption Date") no less than 10 nor more than 60 days following
               ----------------
the date of the Redemption Notice. Delivery of payment of the redemption amount in United States funds to the Holder on the Redemption Date shall be a good and sufficient discharge to the Corporation of the debt evidenced by this Note or of any lesser amount redeemed and, if less than the full amount of debt represented by the Note is redeemed, the Corporation shall deliver to the Holder a replacement Note representing the balance of the debt which remains outstanding. Delivery of the Redemption Notice shall not impede the right of the Holder to convert this Note pursuant to its terms at any time prior to the close of business on the tenth day following receipt by Holder of a Redemption Notice; provided that such period for Conversion may be extended by the Corporation at its sole and absolute discretion.

     8.     Mergers and Sales of Assets by the Corporation.  The Corporation may
            ----------------------------------------------
not  consolidate  or merge with or into any other entity ("Person") or directly,
                                                           -------
or indirectly, convey, transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the Corporation may not permit any Person to consolidate or merge with or into the Corporation or convey transfer, sell, lease, or otherwise dispose of such Person's properties and assets substantially as an entirety to the Corporation, unless:

     (a) Assumption of Obligation under this Note. The Person formed by such consolidation or into or with which the Corporation is merged or the Person to which the properties and assets of the Corporation are so conveyed, transferred, sold, leased or otherwise disposed of is a corporation, limited liability corporation, partnership, or trust organized and existing under the laws of the United States, any state thereof or the District of Columbia and has expressly assumed the due and punctual payment of the principal of, premium, if any, and interest on this Note and the performance of the other covenants of the Corporation under this Note;

      (b) No Event of Default. Immediately after giving effect to such transaction, no Event of Default, as defined below, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

      (c) Compliance Certificate or Opinion. The Corporation has provided to the Holder an officer's certificate or an opinion of counsel stating that the Corporation is in compliance with (a) and (b) above.

     9. Registration Rights. (a) The Corporation shall notify the Holder in writing at least 20 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding Special Registration Statements (as hereinafter defined)) and will afford each the Holder an opportunity to include in such registration statement all or part of the shares of Common Stock ("Registrable Shares") issued or
                                                  ------------------
issuable upon conversion of this Note held by the Holder. If the Holder desires to include in any such registration statement all or any part of the Registrable Securities held by it, it shall, within 15 days after the above-described notice from the Corporation, so notify the Corporation in writing. Such notice shall state the intended method of disposition of the Registrable Securities by the Holder. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein. "Special Registration
                                                            --------------------
Statement"  means a registration statement relating to any employee benefit plan
---------
or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

     (b)     Underwriting.  If  the  registration  statement  under  which  the
             ------------
Corporation gives notice under this Section 9 is for an underwritten offering, the Corporation shall so advise the Holder of Registrable Securities. In such event, the right of the Holder to be included in a registration pursuant to this
Section 9 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Corporation; and second, to all participating holders of the shares being registered, including the Holders of Registrable Securities, on a pro rata basis based on the total number of shares of securities held by all such participating holders. If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Corporation and the underwriter, delivered at least ten business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

     (c) Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this
Section 9 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.
     (d) Expenses of Registration2.5 Expenses of Registration2. Except as specifically provided herein, all registration expenses incurred in connection with any registration under Section 9 herein shall be borne by the Corporation. All selling expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered and sold.

     10.     Representations  and  Warranties.  The  Corporation  represents and
             --------------------------------
warrants  to  Holder  that:

(a) Organization, Qualification, Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of
Texas, has the corporate power to own its properties and to carry on its businesses as the same are now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it or the nature of its businesses makes such qualification necessary.

(b) Litigation. There is no action, suit, or proceeding at law or in equity or by or before any governmental instrumentality or agency or any arbitrator now pending or, to the Corporation's knowledge, threatened, against, or affecting the Corporation, or any of its properties or rights, which, if adversely determined, might, either in any case or in the aggregate result in a material adverse change, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the Corporation's balance sheet.

(c) Due Authorization and Compliance with Other Instruments. This Note has been duly and validly authorized by all requisite corporate proceeding and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with its terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of equitable remedies are subject to the discretion of courts before which any proceeding therefor may be brought. The Conversion Shares when issued upon conversion of this Note in accordance with the terms hereof will be validly issued, fully paid, and nonassessable shares of Common Stock of the Corporation.

     11.     Holder  Representations.  (a)     Investment  Purposes.  The Holder
             -----------------------
is acquiring the Note for investment purposes and not with a view to the resale or distribution of all or any part thereof. The Holder acknowledges that the Note has not been registered under the Securities Act, or the securities or "blue sky" laws of any state or other domestic or foreign jurisdiction, and that none of such securities may be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement thereunder or an applicable exemption therefrom.

     (b) Accredited Investor. The Holder (i) has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of his or her investment in the Note and has the financial ability to assume the monetary risk associated therewith; (ii) is able to bear the complete loss of his or her investment in the Note; has received such documents and information from the Corporation as such Holder has requested and has had the opportunity to ask questions of and receive answers from the Corporation and the terms and conditions of the offering of the notes and to obtain additional information; (iv) is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; and (v) is not relying upon any statements or instruments made or issued by any person other than the Corporation in making a decision to invest in the Note.

     (c) Restrictive Legends. Any certificate for Conversion Shares issued upon conversion of the Note and each certificate for Common Stock issued to a subsequent transferee shall be stamped or otherwise imprinted with a legend in substantially the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act and any applicable state securities act, or
(ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such act."

     12.     Events of Default.  The following will be "Events of Default" under
             -----------------
this  Note:

     (a) Failure to pay the principal or the redemption price of this Note when and as the same shall become due and payable, either at maturity or by acceleration or otherwise and such failure shall continue uncured for a period of ten (10) days after written notice from the Holder of such failure;

     (b) Failure to pay any interest on this Note when due when the same becomes due and payable and such failure shall continue uncured for a period of ten (10) days after written notice from the Holder of such failure;

     (c) Failure to perform any other covenant of the Corporation in this Note, continuing for a period of thirty (30) days after written notice from the Holder of such failure;

     (d) Default shall be made if a material breach shall exist in any representation or warranty herein contained, and such default or material breach shall have continued for a period of 30 days after written notice thereof to the Corporation from the Holder; provided, however, that if any such default or
                                 --------   -------
material breach shall be such that it cannot be cured or corrected within such 30-day period, such period shall be extended for such additional period of time (not exceeding 30 additional days) as shall be necessary to effect such cure or correction if curative or corrective action is instituted within said 30-day period and thereafter diligently pursued;

      (e) Final unsatisfied judgments not covered by insurance aggregating in excess of $250,000, at any one time rendered against the Corporation or any of its subsidiaries and not stayed, bonded or discharged within 30 days, or

     (f) If the Corporation (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Corporation or any of its properties; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; or (iv) files any petition for relief under the United States Bankruptcy Code or any similar federal or state statute, or is served with a petition for relief under any such statute and such petition is not dismissed within 60 days of filing.

     At any time after a declaration of acceleration has been made but before a judgment or decree based on acceleration, the holder of the Note may rescind and annul such acceleration, if all Events of Default, other than the nonpayment of accelerated principal and interest, have been cured or waived as provided in this Note.

     13.     Notices.  Any  notice,  demand  or  other communication required or
             -------
permitted to be given to the Corporation or the Holder shall be in writing and shall be:

     (a) Hand Delivery. Personally delivered to the Corporation or the Holder or any director or officer of the Corporation or the Holder;

     (b) Delivery by Mail. Except during a period of strike, lock-out or other postal disruption, sent by registered mail, postage prepaid to the address of the Corporation or the Holder as set forth on the first page hereof; or

     (c) Telecopier. Sent by telegraph, telecopier, or telex or similar communication tested prior to sending and confirmed by prepaid registered or certified mail to the address of the Corporation or the Holder as set forth on the first page hereof; and

In each case described above, shall be deemed to have been received by the Corporation or the Holder on the earliest of: the date of delivery under subsection (a); the actual date of receipt where mailed under subsection (b); and the day following the date of communication under subsection (c) unless delivered by certified mail, in which case the actual date of receipt shall apply. The Corporation or the Holder may give written notice to the other of a change of address to some other address, in which event any communication shall thereafter be given to the Corporation or the Holder as hereinbefore provided, at the last such changed address of which the Corporation or the Holder communicating has received written notice.

     14.     Attorneys'  Fees.  Should the indebtedness represented by this Note
             ----------------
or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Corporation agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees.

     15.     Non-Transferable  Note.  This  Note  is  not  transferable  in  any
             ----------------------
manner, in whole or in part, without the prior written consent of the Corporation, except by operation of law.

     16.     Waiver.  Prior  to  the  transfer of this Note, the Corporation may
             ------
deem and treat the Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal hereof and interest hereon, and for all other purposes, and the Corporation shall not be affected by any Notice to the contrary.

     Except as expressly provided for herein, the Corporation hereby waives presentment, demand, Notice of demand, Notice of intent to accelerate, notice of acceleration, protest, notice of protest and Notice of dishonor and any other Notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement.

     17.     Savings Clause.  In the event for any reason, any payment by or act
             --------------
of the Corporation or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Note, then ipso facto the obligation of the Corporation to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Corporation be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Corporation shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Corporation) shall, without further agreement or notice between or by the Corporation or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Corporation had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Note. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section 17 or otherwise, such excess shall be deemed to be an interest- free loan from the Corporation to the Holder, which loan shall be payable immediately upon demand by the Corporation. The provisions of this Section 17 shall control every other provision of this Note.

     18.     Recourse.  No  recourse  shall  be  had  for  the  payment  of  the
             --------
principal of or the interest on this Note, against any agent, incorporator, shareholder, officer or director, as such, past, present or future, of the Corporation or of any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released. The preceding sentence shall not be deemed to apply to any person's liability arising out of or related to any conversion of the Corporation's assets or properties, breach of fiduciary duty owed to the Corporation or fraud perpetrated on the Corporation or its shareholders.

     19.     Governing  Law.  This  Note  and  the  rights,  remedies,  powers,
             --------------
covenants, duties and obligations of the parties hereunder will be construed in accordance with and governed by the laws of the state of Texas.

     20.     Severability.  If any provision of this Note is or becomes invalid,
             ------------
illegal or unenforceable in any respect, that fact will not affect the validity, legality or enforceability of the remaining provisions of this Note or any valid, legal or enforceable parts of the impugned provision.

     21.     Binding  on  Successors. This Note will inure to the benefit of and
             -----------------------
be binding upon the Corporation and the Holder and their respective heirs, executors, administrators, successors and permitted assigns.

     22.     Amendment  and  Waiver.  This  Note  may  not  be  amended, waived,
             ----------------------
discharged or terminated except by a document executed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

     23.     Entire  Agreement.  This  Note  sets  out  the entire agreement and
             -----------------
understanding of the Corporation and the Holder and supersedes all prior agreements, undertakings and understandings, whether oral or written, relative thereto.

     IN WITNESS WHEREOF, AvStar Aviation Group, Inc. has caused this Note to be signed by its Vice President and corporate Secretary on the date first above written.

     AvStar  Aviation  Group,  Inc.



     By:__________________________
          Clayton  I.  Gamber
     President  and  CEO


Witness:______________________
                Henry A. Schulle
                Secretary

EXHIBIT  A

                         NOTICE OF CONVERSION BY HOLDER
                                       OF
                             8.5% CONVERTIBLE NOTE

     (To be Executed by the Registered Holder in Order to Convert the Note)

TO:     AvStar Aviation Group, Inc.
        3600 South Gessner, Suite 220
        Houston, Texas 77063
        Facsimile:   713-914-9249      Attn:  President

FROM:  ("Holder")

DATE:(the  "Conversion  Date")

RE:     Conversion  of  $  principal  amount  plus  $___________  of accrued and
                        -
unpaid interest (collectively, the "Converted Note") of the 8 1/2 % Convertible Note dated July 1, 2010 (the "Note") of AVSTAR AVIATION GROUP, INC. (the "Corporation") into shares (the "Conversion Shares") of the Corporation's common stock, $0.001 par value (the "Common Stock").


CONVERSION  DATE:

     The captioned Holder hereby gives notice to the Corporation, pursuant to the Note, that the Holder elects to convert the Converted Note into fully paid and non-assessable shares of Common Stock as of the Conversion Date specified above.


                    Amount     Amount     Conversion Shares
                    ---------------------------------------
     Currently  Outstanding     To  be  Converted     To  be  Issued
     ----------------------     -----------------     --------------
Principal  Balance

Interest  Balance  (Accrued  and  unpaid  through  Conversion  Date)
--------------------------------------------------------------------

Total
-----

Based on the Conversion Price now in effect, the number of Conversion Shares indicated above should be issued in the following name(s):


          Name  and  Record  Address


     As contemplated by the Note, this Notice of Conversion is being sent by facsimile or otherwise delivered to the officer indicated above.

     If this Notice of Conversion represents the full conversion of the outstanding principal and interest of the Note, the Holder either (1) has previously surrendered the Note, duly endorsed, to the Corporation or (2) will surrender (or cause to be surrendered) the Note, duly endorsed, to the Corporation at the address indicated above by express courier within five (5) business days after delivery or facsimile transmission of this Notice of Conversion.

     The certificates representing the Conversion Shares should be transmitted by the Corporation to the Holder via overnight or express courier or by book entry transfer within the time contemplated by the Note after receipt of this Notice of Conversion (by facsimile transmission or otherwise), to:


HOLDER:



By:

Name:

Title:

                                ASSIGNMENT FORM
     If you the holder want to assign this 8 1/2 % Convertible Note, fill in the form below and have your signature guaranteed:
I  assign  and  transfer  this  8  1/2  %  Convertible  Note  to:
Print  or  type  Name:_________________________________
Address:  _________________________________________
City,  State  and  zip  code______________________________

Social  Security  Number:_____________________________

and irrevocably appoint, agent to transfer this 8 1/2 % Convertible Note on the books of the Corporation. The agent may substitute another to act for him.

Dated:  ____________                    Signed:________________________